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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 30, 2003
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                        (Date of earliest event reported)


                               FRANKLIN BANK CORP.
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             (Exact name of registrant as specified in its charter)


Delaware                                000-50518                     11-3626383
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(State or other jurisdiction     (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


9800 Richmond Avenue, Suite 680, Houston, Texas                            77042
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 (Address of principal executive offices)                             (Zip Code)


                                 (713) 339-8900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On December 30, 2003, FBC Merger Corporation, a Delaware corporation and a wholly owned subsidiary of the registrant, Franklin Bank Corp., a Delaware corporation ("Franklin"), merged with and into Jacksonville Bancorp, Inc., a Texas corporation ("Jacksonville"), with Jacksonville surviving the merger, as contemplated by the Agreement and Plan of Merger dated as of August 12, 2003 (the "Merger Agreement") by and among Franklin, Jacksonville and FBC Merger Corporation. As a result of the merger, Jacksonville became a wholly owned subsidiary of Franklin, and each holder of shares of common stock, par value $0.01 per share, of Jacksonville became entitled to receive $37.50 in cash for each such share held immediately prior to the completion of the merger. The aggregate purchase price was approximately $72.5 million in cash and was funded through the use of the proceeds received by Franklin in its initial public offering of common stock, which was completed on December 23, 2003.

         Immediately following the merger: Jacksonville was merged with and into Franklin, with Franklin surviving the merger; Jacksonville IHC, Inc., an intermediate holding company subsidiary of Jacksonville, was merged with and into BK2 Holdings, Inc., an intermediate holding company subsidiary of Franklin, with BK2 Holdings, Inc. surviving the merger; and Jacksonville Savings Bank, SSB, a Texas state savings bank subsidiary of Jacksonville, merged with and into Franklin Bank, S.S.B., a Texas state savings bank subsidiary of Franklin, with Franklin Bank, S.S.B. surviving the merger.

         The preceding description is qualified in its entirety by reference to the Merger Agreement and a press release, which are attached as Exhibits 2.1 and
99.1 to this Form 8-K, respectively, and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired.

         The Audited Consolidated Statements of Financial Condition at September 30, 2003 and 2002 and the Audited Consolidated Statements of Income for the years ended September 30, 2003, 2002 and 2001 of Jacksonville Bancorp, Inc. are incorporated herein by reference by Exhibit 99.2.

(b) ProForma Financial Information.

         (i) The Unaudited Pro Forma Combined Consolidated Balance Sheet as of December 31, 2002 for Franklin Bank Corp. and Jacksonville Bancorp, Inc. is incorporated herein by reference to Exhibit 99.3.

         (ii) The Unaudited Pro Forma Combined Consolidated Statement of Operations for the


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         nine months ended September 30, 2003 and the year ended December 31,
         2002 for Franklin Bank Corp. and Jacksonville Bancorp, Inc. is incorporated herein by reference by Exhibit 99.3.

         (c) The following exhibits are included with this Report:

         Exhibit No.     Description
         -----------     -----------
         2.1             Agreement and Plan of Merger, dated as of August 12,
                         2003, between Franklin Bank Corp., Jacksonville
                         Bancorp, Inc., and FBC Merger Corporation (incorporated herein by reference to Exhibit 2.1 of the Registration
                         Statement on Form S-1 (No. 333-108026), first filed by the registrant on August 15, 2003, as amended (the
                         "Franklin S-1 Registration Statement")).

         23.1            Consent of Henry & Peters, PC

         99.1            Press Release, dated December 30, 2003.

         99.2            Financial Statements of Jacksonville Bancorp, Inc.
                         (incorporated by reference herein to pages F-76 to F-102 of the Franklin S-1 Registration Statement).

         99.3            Pro Forma Financial Statements of Franklin Bank Corp.
                         and Jacksonville Bancorp, Inc. (incorporated by reference herein to pages 24 to 32 of the Franklin S-1 Registration Statement).


                                      * * *


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FRANKLIN BANK CORP.


                                   By: /s/ ANTHONY J. NOCELLA
                                      ------------------------------------------
                                   Name:  Anthony J. Nocella
                                   Title: President and Chief Executive Officer

Date:  January 8, 2004


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                                 EXHIBIT INDEX

Exhibit No.     Description
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   2.1          Agreement and Plan of Merger, dated as of August 12, 2003, between Franklin Bank Corp., Jacksonville Bancorp, Inc., and FBC
                Merger Corporation (incorporated herein by reference to Exhibit
                2.1 of the Registration Statement on Form S-1 (No. 333-108026), first filed by the registrant on August 15, 2003, as amended
                (the "Franklin S-1 Registration Statement")).

  23.1          Consent of Henry & Peters, PC

  99.1          Press Release, dated December 30, 2003.

  99.2 Financial Statements of Jacksonville Bancorp, Inc. (incorporated by reference herein to pages F-76 to F-102 of the Franklin S-1 Registration Statement).

  99.3 Pro Forma Financial Statements of Franklin Bank Corp. and Jacksonville Bancorp, Inc. (incorporated by reference herein to pages 24 to 32 of the Franklin S-1 Registration Statement).